                                                               Exhibit 10.75


                                LOAN AGREEMENT



                                  Dated as of


                                August 29, 1997



                                    between



                    DALLAS PARKWAY PROPERTIES, INCORPORATED

                                  "BORROWER"

                                      and



                           NATIONAL OPERATING, L.P.

                                   "LENDER"

                                 LOAN AGREEMENT
                                 --------------



     THIS LOAN AGREEMENT, dated as of August 29, 1997, is made and entered into between DALLAS PARKWAY PROPERTIES INCORPORATED, a Texas corporation (the "Borrower") and NATIONAL OPERATING, L.P., a Delaware limited partnership (the "Lender").



     WITNESSETH:

     WHEREAS, the Borrower has applied to Lender for a certain loan (the "Loan") in the principal amount of TWO MILLION EIGHT HUNDRED THOUSAND and N0/100 DOLLARS ($2,800,000) to be evidenced by Borrower's Secured Promissory Note payable to the order of the Lender and dated as of even date herewith (the "Note"). Lender is willing to make the Loan to the Borrower upon the terms and conditions herein set forth and upon Borrower's granting in favor of Lender a continuing and continuous deed of trust, Lien, assignment, pledge of and security interest in certain of its real and personal property, all as more particularly described and defined in the Security Instruments as collateral and security for all indebtedness incurred pursuant to the Loan.


     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, receipt of which is acknowledged by the parties hereto, the parties agree, as follows:



                                   ARTICLE I
                                   ---------



                              CERTAIN DEFINITIONS
                              -------------------



     When used herein, the following terms shall have the following meanings:



     1.1     "Applicable Rate" shall mean the Note Rate, as defined in that
             ----------------
certain Secured Promissory Note executed by Borrower in favor of Lender of even date herewith.



     1.2      "Business Day" shall mean a day other than a Saturday, Sunday or a
              --------------
day upon which lenders in the State of Texas are closed to business generally.



     1.3  "CERCLA" shall mean the Comprehensive Environmental Response,
          --------
Compensation and Liability Act of 1980, as amended, together with all regulations and rulings promulgated with respect thereto.



     1.4   "Closing Date" shall mean August 29, 1997.
           --------------



     1.5  "Collateral" shall have the meaning assigned to that term in Article
          ------------
III of this Agreement.



     1.6   "Deed of Trust" shall mean the Deed of Trust described in Section 3.1
           ---------------
hereof.


     1.7  "Default Rate" shall mean the lesser of (i) eighteen percent (18%) per
          --------------
annum, or (ii) the Highest Lawful Rate allowed by applicable state or federal law.


     1.8   "Dollar".  "Dollars" and the symbol "$" shall mean lawful money of
           ---------------------------------------
the United States of America.


     1.9   "Environmental Laws" shall mean Laws, including without limitation
           --------------------
federal, state or local Laws, ordinances, rules, regulations, interpretations and orders of courts or administrative agencies or authorities relating to pollution or protection of the environment (including, without limitation, ambient air, surface water, groundwater, land surface and subsurface strata), including without limitation CERCLA, SARA, RCRA, HSWA, OPA, HMTA, TSCA and other Laws relating to (i) Polluting Substances or (ii) the manufacture, processing, distribution, use, treatment, handling, storage, disposal or transportation of Polluting Substances.


     1.10  "ERISA" shall mean the Federal Employee Retirement Income Security
           -------
Act of 1974, as amended, together with all regulations and rulings promulgated with respect thereto.


     1.11  "Event of Default" shall mean any of the events specified in Section
            -----------------
8.1 of this Agreement, and "Default" shall mean any event, which together with
                           ---------
any lapse of time or giving of any notice, or both, would constitute an Event of Default.


     1.12  "Exit Fee" shall mean the amount of two percent (2%) of the original
           ----------
balance of the Note payable in accordance with the terms of this Agreement and the Note.


     1.13  "GAAP" means all applicable generally accepted accounting principals
           ------
of the Accounting Principals Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board which are applicable during the term of this Agreement.


     1.14  "Guarantor" means any person or entity, including, but not limited to
           -----------
Polyphase Corporation who is guaranteeing payment of the Indebtedness.


     1.15  "Highest Lawful Rate" means the maximum rate or amount of interest
           ---------------------
which Lender is allowed to contract for charge, take, reserve or receive under Applicable Law.


     1.16  "HMTA" shall mean the Hazardous Materials Transportation Act, as
           ------
amended, together with all regulations and rulings promulgated with respect thereto.

     1.17  "HSWA" shall mean the Hazardous and Solid Waste Amendments of 1984,
           ------
as amended, together with all regulations and rulings promulgated with respect thereto.



     1.18  "Indebtedness" shall mean and include any and all: (i) indebtedness,
           --------------
obligations and liabilities of the Borrower to the Lender incurred or which may be incurred or purportedly incurred hereafter pursuant to the terms of this Agreement or any of the other Loan Papers, and any extensions, renewals, substitutions, amendments and increases in amount thereof, including such amounts as may be evidenced by the Note and all lawful interest, service fees, commitment fees, Origination Fee, Exit Fee and other charges, and all reasonable costs and expenses incurred in connection with the preparation, filing and recording of the Loan Papers, including attorneys fees; (ii) all reasonable costs and expenses, including attorneys' fees, paid or incurred by the Lender in enforcing or attempting to enforce collection of any Indebtedness and in enforcing or realizing upon or attempting to enforce or realize upon any collateral or security for any Indebtedness and in protecting and preserving the Lender's interest in the Indebtedness or any collateral or security for any Indebtedness in any bankruptcy or reorganization proceeding, including interest on all sums so expended by the Lender accruing from the date upon which such expenditures are made until paid, at an annual rate equal to the Default Rate or the rate provided in any of the applicable Loan Papers; (iii) sums expended by the Lender in curing any Event of Default or default of the Borrower under the terms of this Agreement, the other Loan Papers or any other security agreement or other writing evidencing or securing the payment of the Note together with interest on all sums so expended by the Lender accruing from the date upon which such expenditures are made until paid, at an annual rate equal to the Default Rate or the rate provided in any of the applicable Loan Papers; and (iv) all "Indebtedness" or "Secured Indebtedness" as said terms are defined in each of the Loan Papers.


     1.19  "Laws" shall mean all statutes, laws, ordinances, regulations,
           ------
orders, writs, injunctions, or decrees of the United States, any state or commonwealth, any municipality, any foreign country, any territory or possession, or any Tribunal.


     1.20  "Lien" shall mean any mortgage, pledge, security interest,
           ------
encumbrance, Lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement or other similar form of public notice under the Laws of any jurisdiction).


     1.20  "Lien Notice" shall mean notice received or obtained by the Lender or
           -------------
knowledge obtained by the Lender of any Lien being claimed (whether valid or not) by any Person, other than the Lender or a trustee on behalf of the Lender, with respect to the Mortgaged Property.

     1.22  "Loan" shall mean that certain loan of $2,800,000 from Lender to
            ----
Borrower described in this Agreement.

     1.23  "Loan Papers" shall mean this Agreement, the Note, the Security
           -------------


LOAN AGREEMENT -- PAGE 4
--------------

Instruments, Borrower's Affidavit, Notice of Final Agreement, all of even date herewith executed by Borrower in connection with the Loan, and all other documents instruments and certificates executed and delivered to the Lender by the Borrower pursuant to the terms of this Agreement.



     1.24  "Maturity Date" shall mean August 1, 1999, or such date as the Loan
           ---------------
matures by acceleration or otherwise in accordance with the terms and provisions of this Agreement.


     1.25  "Note Rate" shall mean fourteen percent (14%) per annum.
           -----------

     1.26  "Notes" shall mean the Secured Promissory Note described in Section
           -------
2.2 of this Agreement, together with each and every extension, renewal, modification, replacement, substitution, rearrangement and change in form thereof which may be from time to time and for any term or terms effected.


     1.27  "Official Body" shall mean any government or political Subdivision or
           ---------------
any agency, authority, bureau, central Lender, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.


     1.28  "Origination Fee" shall mean the sum of one and one half percent
           -----------------
(1.5%) of the original principal balance of the Note, payable as provided herein.


     1.29  "Person" shall mean and include an individual, a partnership, a joint
           --------
venture, a corporation, a trust, an unincorporated organization, and a government or any department, agency or political subdivision thereof


     1.30  "Polluting Substances" shall mean all pollutants, contaminants,
           ----------------------
chemicals or industrial, toxic or hazardous substances or wastes and shall include, without limitation, any flammable explosives, radioactive materials, oil, hazardous materials, hazardous or solid wastes, hazardous or toxic substances or related materials defined in CERCLA/SARA, RCRA/HSWA and in the HMTA; provided, in the event either CERCLA/SARA, RCRA/HSWA or HMTA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and, provided further, to the extent that the Laws of any State or other Tribunal establish a meaning for "hazardous substance, "hazardous" specified in CERCLA/SARA, RCRA/HSWA, or HMTA, such broader meaning shall apply.


     1.31  "Property" shall mean the property conveyed pursuant to the Deed of
           ----------
Trust.


     1.32   "SARA" shall mean the Superfund Amendments and Reauthorization Act
            ------
of 1987, as amended, together with all regulations and rulings promulgated with respect thereto, "Security Instruments" shall mean the Deed of Trust of even date herewith, executed by Borrower in favor of Lender and all other financing statements, mortgages, deeds of trust, assignments, security agreements, documents or writings of any and all amendments and supplements thereto, granting, conveying, assigning, transferring or in any manner providing the Lender with a security interest or mortgage Lien in any property as security for the repayment of all or any part of the Indebtedness.

     1.33  "Security Instruments" shall mean the Deed of Trust and all other
           ----------------------
financing statements, mortgages, deeds of trust, assignments, security agreements, documents or writings of any and all amendments and supplements thereto, granting, conveying, assigning, transferring or in any manner providing the Lender with a security interest or mortgage Lien in any property as security for the repayment of all or any part of the Indebtedness.

     1.34  "Taxes" shall mean all taxes, assessments, fees, or other charges or
           -------
levies from time to time or at any time imposed by any Laws or by any Tribunal.

     1.35  "Tribunal" shall mean any municipal, state, commonwealth, Federal,
           ----------
foreign, territorial or other sovereign, governmental entity, governmental department, court, commission, board, bureau, agency or instrumentality.

     1.36  "TSCA" shall mean the Toxic Substances Control Act, as amended,
           ------
together with all regulations and rulings promulgated with respect thereto.



                                  ARTICLE II
                                  ----------

     2.1  Loan.   The Lender agrees, upon the terms and subject to the
          ----
conditions hereinafter set forth, to make the Loan to the Borrower from the Closing Date until the Maturity Date, or until such later date as the Lender shall have extended the Loan in writing unless its Loan shall be sooner terminated pursuant to the provisions of this Agreement or any of the Loan Papers.

     2.2  Origination Fee.   On or before the Closing Date, Borrower shall pay
          ---------------
the Origination Fee to Lender.

     2.3  Note.  On the Closing Date the Borrower shall execute and deliver to
          ----
the order of the Lender the Note in the principal amount of $2,800,000
(referred to as the "Note"). The Note shall be dated as of the Closing Date, and shall bear interest payable monthly on the 1st day of every month commencing September 1, 1997, on unpaid balances of principal from time to time outstanding. After maturity (whether by acceleration or otherwise) the Note shall bear interest at the Default Rate, payable on demand. Interest shall be calculated on the basis of a year of 360 days, but assessed for the actual number of days elapsed in each accrual period.

     2.4  Prepayment of the Note.  Borrower may pay the principal sum of this
          ----------------------
Note in full or in part at any time by paying the principal sum, all interest accrued on the principal sum to the date of payment and the Exit Fee allocable to such principal sum.

     2.5  Interest.  The outstanding principal balance of the Note, from time to
          --------
time, remaining unpaid shall bear interest which shall be computed on the number of days actually elapsed, but computed as though each year consisted of 360 days from the date of the Note until maturity at an annual rate equal to the Note Rate.

     2.6   Principal and Interest.  The principal and interest of the Note will
           ----------------------
be payable as follows:

          (a) commencing on September 1, 1997, and continuing on the same day of each successive month thereafter through and including July 1, 1999, interest on the total outstanding principal balance shall be payable as it accrues; and

          (b) all remaining unpaid principal and all accrued but unpaid interest shall be due and payable in full on the Maturity Date.


     2.7  Exit Fee.   Borrower also agrees to pay the Exit Fee on the Maturity
          --------
Date; provided, however, if Borrower prepays any portion of the principal amount due under the Note, the Exit Fee allocable to such prepaid amount shall be due at the time of prepayment.


                                  ARTICLE III
                                  -----------
                                   SECURITY
                                   --------

     3.1  Collateral.  The repayment of the Indebtedness shall be secured by a
          ----------
first and prior mortgage Lien, deed of trust and security interest, subject to matters in existence and which have been disclosed in writing to Lender as of the date hereof, in and to all of the portions of the property owned or hereafter acquired by the Borrower, which has been granted to the Lender, pursuant to the terms of the Deed of Trust, dated as of even date herewith and, only insofar as Borrower's legal and equitable ownership interests in such mortgaged property are concerned, together with all proceeds and products of the items or types of collateral described in this Article III, including without limitation, insurance proceeds and all cash, money, deposits and accounts of Borrower at any time in the possession or control of the Lender (the collateral described herein and in the Security Instruments being collectively referred to as the "Collateral").



                                  ARTICLE IV
                                  ----------
                              CONDITIONS TO LOAN
                              ------------------

     4.1  Conditions Precedent.  The obligation of the Lender to make the Loan
          --------------------
is subject to the satisfaction of all of the following conditions on or prior to the Closing Date

(in addition to the other terms and conditions set forth herein):


          (a)   No Default.  On the Closing Date, there shall exist no Event of
                ----------
Default or an event which would be an Event of Default if the applicable cure period has expired.


          (b) Representations and Warranties.  The representations, warranties
              ------------------------------
     and covenants set forth in Article VI shall be true and correct on and as of the Closing Date, with the same effect as though made on and as of the Closing Date.


          (c) Loan Papers/Security Instruments.  The Borrower and Guarantor
              --------------------------------
     (where applicable) shall have delivered to the Lender this Loan Agreement, the Secured Promissory Note, Deed of Trust, Guaranty, Borrower's Affidavit and, Notice of Final Agreement, each appropriately executed by the appropriate parties and, where applicable, in form and acknowledged to the satisfaction of the Lender and dated as of the Closing Date, together with such financing statements, and other documents as shall be necessary and appropriate to perfect the Lender's mortgage Liens, pledge and security interests in the Collateral covered by said Security Instruments.


          (d) Title to Mortgaged Properties.  Borrower shall have provided the
              -----------------------------
     Lender with evidence satisfactory to the Lender and its legal counsel that Borrower has valid title to the mortgaged property(ies) and Collateral and a Lender's policy of title insurance acceptable to Lender.


          (e) Survey.  Lender shall have received a survey of the Property
              ------
     described in the Deed of Trust satisfactory to Lender and certified to Lender.


          (f) Resolutions/Certificates.  The Lender shall have received (i)
              ------------------------
     copies of the Articles of Incorporation and all amendments thereto and the by-laws and all amendments thereto of Borrower and Guarantor, as the case may be, accompanied by a certificate issued by the secretary or an assistant secretary of Borrower and Guarantor, to the effect that each such copy is correct and complete; (ii) certificates of incumbency and signatures of all officers of Borrower and Guarantor who are authorized to execute Loan Papers on behalf of the Borrower, executed by its secretary; and (iii) copies of resolutions approving the Loan Papers and authorizing the transactions contemplated herein and therein, duly adopted by the board of directors of Borrower, executed by the secretary or an assistant secretary of Borrower and Guarantor, to the effect that such copies are true and correct copies of resolutions duly adopted at a meeting or by unanimous consent of the board of directors of Borrower and Guarantor and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified, or revoked in any respect, and are in full force and effect as of the date of such certificate.

          (g) Good Standing/Insurance.  The Lender shall have received (i)
              -----------------------
     certificates dated as of a recent date from the Secretary of State or other appropriate governmental authority evidencing the existence or qualification and good standing of Borrower and Guarantor in all jurisdictions covered by the mortgaged properties where such qualification is required and where failure to be qualified or in good standing could reasonably be expected to have-a material adverse effect, and (ii) certificates evidencing the insurance maintained by the Borrower and Guarantor in compliance with applicable provisions of this Agreement.

          (h) Opinion of Borrower's and Guarantor's Counsel.   The Lender shall
              ---------------------------------------------
     have received from Borrower's and Guarantor's counsel, a favorable closing opinion addressed to the Lender, satisfactory in form and substance to the Lender and its counsel.

          (i) Origination Fee.   The Lender shall have received the Origination
              ---------------
     Fee.

          (j) Lender shall have received a rent roll for the Property certified by the Borrower.


                                   ARTICLE V
                                   ---------
                                   COVENANTS
                                   ---------

     The Borrower covenants and agrees with the Lender that from the date hereof and so long as this Agreement is in effect (by extension, amendment or otherwise) and until payment in full of all Indebtedness and the performance of all other obligations of the Borrower under this Agreement, unless the Lender shall otherwise consent in writing:



     5.1  Payment of Taxes and Claims.  The Borrower will pay and discharge or
          ---------------------------
cause to be paid and discharged all Taxes imposed upon the income or profits of the Borrower or upon the property, real, personal or mixed, or upon any part thereof, belonging to Borrower before the same shall be in default, and all lawful claims for labor, rentals, materials and supplies which, if unpaid, might become a Lien upon its property or any part thereof, provided however, that the
                                                     ----------------
Borrower shall not be required to pay and discharge or cause to be paid or discharged any such Tax, assessment or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings, and adequate book reserves shall be established with respect thereto, and the Borrower shall pay such Tax, charge or claim before any property subject thereto shall become subject to execution.


     5.2  Maintenance of Corporate Existence.  The Borrower will do or cause to
          ----------------------------------
be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and will continue to conduct and operate Borrower's business substantially as being conducted and operated presently.

     5.3  Preservation of Property.   Borrower will at all times maintain,
          ------------------------
preserve and protect all of Borrower's properties which are used or useful in the conduct of Borrower's business whether owned in fee or otherwise, or leased, in good repair and operating condition; from time to time make, or cause to be made, all needful and proper repairs, renewals, replacements, betterments and improvements thereto so that the business carried on in correction therewith may be properly and advantageously conducted at all times; and comply with all material leases to which it is a party or under which it occupies property so as to prevent any material loss or forfeiture thereunder.

     5.4  Insurance.  Borrower will keep adequately insured by financially sound
          ---------
and reputable insurers Borrower's equipment, motor vehicles, and all other property of a character usually insured by businesses engaged in the same or similar businesses, including the Collateral. If required by the Security Instruments, any insurance policies covering the Collateral shall be endorsed to provide for payment of losses to the Lender as its interest may appear, to provide that such policies may not be canceled, reduced or affected in any manner for any reason without thirty (30) days prior notice to the Lender, and to provide for any other matters which the Lender may reasonably require; and such insurance shall be against fire, casualty and any other hazards normally insured against and shall be in the amount of the full value (less a reasonable deductible) of the property insured. Borrower shall at all times maintain adequate insurance by financially sound and reputable insurers, including without limitation, the following coverages: (i) insurance against damage to persons and property including comprehensive general liability, worker's compensation and automobile liability.


     5.5  Compliance with Applicable Laws.  Borrower will comply with the
          -------------------------------
requirements of all Applicable Laws and orders of any Tribunal and obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of Borrower's properties or to the conduct of Borrower's business.


     5.6  Environmental Covenants.  Borrower will immediately notify the Lender
          -----------------------
of and provide the Lender with copies of any notifications of discharges or releases or threatened releases or discharges of a Polluting Substance on, upon, into or from the Collateral which are given or required to be given by or on behalf of the Borrower to any federal, state or local Tribunal, and such copies of notifications shall be delivered to the Lender at the same time as they are delivered to the Tribunal. Borrower further agrees promptly to undertake and diligently pursue to completion any appropriate and legally required or authorized remedial containment and cleanup action in the event of any release or discharge or threatened release or discharge of a Polluting Substance on, upon, into or from the Collateral. At all times while owning and operating the Collateral, the Borrower will maintain and retain complete and accurate records of all releases, discharges or other disposal Of Polluting Substances on, onto, into or from the

Collateral, including, without limitation, records of the quantity and type of any Polluting Substances disposed of on or off the Collateral.


     5.7  Environmental Indemnities.  Borrower hereby agrees to indemnify,
          -------------------------
defend and hold harmless the Lender and each of its officers, directors, employees, members, agents, consultants, attorneys, contractors and each of its affiliates, successors or assigns, or transferees from and against, and reimburse said Persons in full with respect to, any and all loss, liability, damage, fines, penalties, costs and expenses, of every kind and character, including reasonable attorneys' fees and court costs, known or unknown, fixed or contingent, occasioned by or associated with any claims, demands, causes of action, suits and/or enforcement actions, including any administrative or judicial proceedings, and any remedial, removal or response actions ever asserted, threatened, instituted or requested by any Persons, including any Tribunal, arising out of or related to: (a) the breach of any representation or warranty of Borrower contained in Section 6.5 set forth herein; (b) the failure of Borrower to perform any of its covenants contained in Section 5.5 or 5.6 hereunder; (c) the ownership, construction, occupancy, operation, use of the Collateral prior to the earlier of the date on which (i) the Indebtedness and obligations secured hereby have been paid and performed in full and the Security Instruments have been released, or (ii) the Collateral has been sold by Lender following Lender's ownership of the Collateral by way of foreclosure of the Liens granted pursuant hereto, deed in lieu of such foreclosure or otherwise (the "Release Date").


     The indemnities contained in this Section 5.7 apply, without limitation, to any violation on or before the Release Date of any Environmental Law and any liability or obligation relating to the environmental conditions on, under or about the property constituting any part of the Collateral on or prior to the Release Date (including, without limitation: (a) the presence on, upon or in the Collateral or release, discharge or threatened release on, upon or from the Collateral of any Polluting Substances generated, used, stored, treated, disposed of or otherwise released prior to the Release Date, and (b) any and all damage to real or personal property and/or harm or injury including wrongful death, to persons alleged to have resulted from such release of any Polluting Substances regardless of whether the act, omission, event or circumstances constituted a violation of any Environmental Law at the time of its existence or occurrence). The term "release" shall have the meaning specified in CERCLA/SARA and the terms "stored," "treated" and "disposed" shall have the meanings specified in RCRA/HSWA; provided, however, any broader meanings of such terms provided by applicable laws of the State of Texas shall apply.


     The provisions of this Section 5.7 shall be in addition to any other obligations and liabilities Borrower may have to the Lender at common law and shall survive the Release Date and shall continue thereafter in full force and effect.


     The Lender agrees that in the event that such claim, suit or enforcement action is asserted or threatened in writing or instituted against it or any of its officers, employers, agents or contractors or any such remedial, removal or response action is requested of it or any of its officers, employees, agents or contractors for which the Lender may desire indemnity or defense hereunder, the Lender shall give written notification thereof to the Borrower.

     Notwithstanding anything to the contrary stated herein, the indemnities created by this Section 5.7 shall only apply to losses, liabilities, damages, fines, penalties, costs and expenses actually incurred by the Lender as a result of claims, demands, actions, suits or proceedings brought by Persons who are not the beneficiaries of any such indemnity. The Lender shall act as the exclusive agent for all indemnified Persons under this Section 5. 7. With respect to any claims or demands made by such indemnified Persons, the Lender shall notify the Borrower within thirty (30) days after the Lender's receipt of a writing advising the Lender of such claim or demand. Such notice shall identify (i) when such claim or demand was first made, (ii) the identity of the Person making it, (iii) the indemnified Person, and (iv) the substance of such claim or demand. Failure by the Lender to so notify the Borrower within said thirty (30) day period shall reduce the amount of the Borrower's obligations and liabilities under this Section 5.7 by an amount equal to any damages or losses suffered by the Borrower resulting from any prejudice caused the Borrower by such delay in notification from the Lender. Upon receipt of such notice, the Borrower shall have the exclusive right and obligation to contest, defend, negotiate or settle any such claim or demand through counsel of its own selection (but reasonably satisfactory to the Lender) and solely at Borrower's own cost, risk and expense; provided, that the Lender, at its own cost and expense shall have the right to participate in any such contest, defense, negotiations or settlement. The settlement of any claim or demand hereunder by the Borrower may be made only upon the prior approval of the Lender of the terms of the settlement.



     5.8  Business and Financial Information.  Promptly furnish to Lender from
          ----------------------------------
time to time such information regarding the business and affairs and financial condition of Borrower as the Lender may reasonably request, and will furnish
Lender:



          5.8.1  Quarterly Financial Statements.  Within forty-five (45) days
                 ------------------------------
     after the close of each quarter of each fiscal year of Borrower and Guarantor, two (2) copies of the balance sheet of Borrower and Guarantor as at the close of such period, and two (2) copies of the statement of income of Borrower and Guarantor setting forth the figures for such fiscal quarter period as well as year to date figures, all prepared in a manner accurately presenting the financial condition of Borrower and Guarantor and certified as complete and correct by an authorized officer of Borrower and Guarantor;


          5.8.2  Annual Financial Statements.  Within forty-five (45) days after
                 ---------------------------
     the close of each fiscal year of Borrower: (i) two (2) copies of the balance sheets of Borrower and Guarantor as of the end of such fiscal year and two (2) copies of the statement of income of Borrower and Guarantor for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all prepared on the basis of GAAP, consistently applied, and in such detail as Lender may reasonably request, and certified as complete and correct by an authorized officer;


          5.8.3  Insurance.  Upon the request of Lender, Borrower will furnish
                 ---------
     Lender copies of its insurance policies;



          5.8.4  Notice of Default.  Immediately upon becoming aware of the
                 -----------------
     existence of any condition or event which constitutes, or with notice or lapse of time (or both) would constitute an Event of Default under this Agreement, a written notice specifying the nature and period of existence thereof and what action is being taken or is proposed to be taken with respect thereto;

          5.8.5  Notice of Claimed Default.  Immediately upon becoming aware
                 -------------------------
     that any Person has given notice or taken any other action with respect to a claimed material default under any indenture, mortgage, deed of trust, promissory note, loan agreement, note agreement or any other agreement or undertaking to which Borrower or Guarantor is a party other than those disclosed on Exhibit B, a notice specifying the notice given or action taken by such Person and the nature of the claimed material default and what action Borrower or Guarantor is taking or proposes to take with respect thereto;

          5.8.6  Litigation.  Immediately upon becoming aware of any action,
                 ----------
     suit or proceeding pending or threatened against or affecting Borrower or Guarantor in any court or before any arbitrator or governmental authority which if adversely determined could materially or adversely affect its property, business, operation or condition, financial or otherwise other than those disclosed on Exhibit A, a notice specifying the nature thereof and what action is being taken or is proposed to be taken with respect thereto;

          5.8.7  Tenants.  Upon request of Lender, a list of Borrower's
                 -------
     Tenants and the terms of any leases in effect on the real property securing the Indebtedness;

          5.8.8  Adverse Change.  Immediately upon becoming aware of any adverse
                 --------------
     change in the condition, financial or otherwise, of Borrower since the date of Closing.; and

          5.8.9  Other.  Such other statement or statements, list of property
                 -----
     and accounts, budgets, forecasts or reports with respect to Borrower as Lender may request, including, but not limited to Borrower's Form 10-K for the 1996 fiscal year of Borrower filed with the United States Securities and Exchange Commission.


     5.9  Certificate.  Every ninety (90) days that the Loan is outstanding,
          -----------
there shall be furnished to Lender a certificate signed by an authorized officer stating: (i) that a review of the activities of Borrower has been made with a view to determining whether Borrower has fulfilled all of Borrower's obligations under this Agreement, the Note and all other Loan Papers; and (ii) that Borrower has fulfilled all of Borrower's obligations under this Agreement, the Note and all other Loan Papers and Security Instruments and that all representations and warranties made and therein continue to be true and correct (or specifying the nature of any change), or if an Event of Default shall be in existence, specifying any default in the nature and status thereof.

     5.10  Inspection.  Borrower will keep complete and accurate books and
           ----------
records with respect to the Collateral and its other properties, business and operations and will permit employees and representatives of the Lender, upon reasonable notice, to audit, inspect and examine the same and to make copies thereof and extracts therefrom during normal business hours. All such records shall be at all times kept and maintained at the principal offices of Borrower in Dallas, Texas. Upon any default or Event of Default of the Borrower, it will surrender all of such records relating to the Collateral to the Lender upon receipt of any request therefor from the Lender.

     5.11  Maintenance of Employee Benefit Plans.  The Borrower will maintain
           -------------------------------------
each employee benefit plan and/or pension plan as to which Borrower may have any liability or responsibility in compliance with ERISA and all other Laws applicable thereto.

     5.12  Limitation on Liens.  Borrower will not create or suffer to exist any
           -------------------
Lien upon any of its property or assets except (i) Liens in favor of the Lender securing the Indebtedness; (ii) Liens arising in the ordinary course of business for sums not due or sums being contested in good faith and by appropriate proceedings and not involving any deposits, advances, borrowed money or the deferred purchase price of property or services; and (iii) Liens permitted to exist under the terms of any of the Security Instruments.

     5.13  Disposition/Negative Pledge re Encumbrance of Collateral.  Borrower
           --------------------------------------------------------
will not sell or encumber any of the Collateral without first obtaining the Lender's written consent thereto and Borrower will not sell, transfer, scrap or otherwise dispose of or mortgage, pledge, grant a security interest in or otherwise encumber any of the Collateral.

     5.14  Other Agreements.  Borrower will not enter into or permit to exist
           ----------------
any agreement (i) which would cause an Event of Default or a default hereunder; or (ii) which contains any provision which would be violated or breached by the performance of Borrower's obligations hereunder or under any of the other Loan Papers.

     5.15  Name and Other Changes.  Borrower shall not change its name, fiscal
           ----------------------
year and/or accounting method except as required by GAAP.

     5.16  Leases.  During the term of the Loan or any renewal or extension
           ------
thereof, Borrower will not lease any of the real property which serves as security for the

Indebtedness other than on a month to month basis without the prior written consent of Lender.

                                  ARTICLE VI
                                  ----------

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          To induce the Lender to enter into this Agreement and to make the Loans to the Borrower under the provisions hereof, and in consideration thereof, the Borrower and Guarantor represent, warrant and covenant as follows:



     6.1  Litigation.  Except as set forth on  Exhibit A attached hereto, there
          ----------                           ---------
is no action, suit, investigation or proceeding threatened or pending before any Tribunal against or affecting Borrower or Guarantor or any properties or rights of Borrower or Guarantor, which, if adversely determined, would result in a liability of greater than $25,000 or would otherwise result in any adverse change in the business or condition, financial or otherwise, of Borrower or Guarantor. Borrower or Guarantor is not in default with respect to any judgment, order, writ, injunction, decree, rule or regulation of any Tribunal.



     6.2  Conflicting Agreements and Other Matters.  Except as set forth on
          ----------------------------------------
Exhibit B attached hereto, neither Borrower nor Guarantor is in default in the performance of any material obligation, covenant, or condition in any agreement to which they are a party or by which they are bound. Borrower or Guarantor is not a party to any contract or agreement which materially and adversely affects its business, property or assets, or financial condition. Borrower or Guarantor is not a party to or otherwise subject to any contract or agreement which restricts or otherwise affects the right or ability of the Borrower or Guarantor to execute the Loan Papers or the performance of any of their respective terms. Neither the execution nor delivery of any of the Loan Papers, nor fulfillment of nor compliance with their respective terms and provisions will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien (except those created by the Loan Papers) upon any of the properties or assets of the Borrower or Guarantor pursuant to, or require any consent, approval or other action by or any notice to or filing with any Tribunal (other than routine filings after the Closing Date with the Securities and Exchange Commission, any securities exchange and/or state blue sky authorities) pursuant to any award of any arbitrator, or any agreement, instrument or Law to which the Borrower or Guarantor is subject.

     6.3  Financial Statements.  The financial statements of Borrower and
          --------------------
Guarantor furnished to the Lender show all material liabilities, direct and contingent, and fairly present the financial condition of the Borrower and Guarantor as at date thereof and the results of its operations for the periods then ended, and since such date there has been no material adverse change in the business, financial condition or operations of the Borrower or Guarantor.

  6.4  Title to Properties; Authority.  Borrower has full power, authority
       ------------------------------
and legal right to own and operate the properties which it now owns and operates, and to carry on the lines of business in which it is now engaged, and has indefeasible title to the Property subject to no Lien of any kind except Liens permitted by this Agreement. Borrower has full power, authority and legal right to execute and deliver and to perform and observe the provisions of this Agreement and the other Loan Papers.


  6.5  Environmental Representations.
       -----------------------------

  (a) Borrower is not subject to any liability or obligation relating to (i) the environmental conditions on, under or about the Collateral, including, without limitation, the soil and ground water conditions at the location of any of the Property, or (ii) the use, management, handling, transport, treatment, generation, storage, disposal, release or discharge of any Polluting Substance;


  (b) Borrower has not obtained and is not required to obtain or make application for any permits, licenses or similar authorizations to construct, occupy, operate or use any buildings, improvements, facilities, fixtures and equipment forming a part of the Collateral by reason of any Environmental Laws;


  (c) Borrower has taken all reasonable steps necessary to determine and has determined that no Polluting Substances have been disposed of or otherwise released on, onto, into, or from the Collateral (the term "release" shall have the meanings specified in CERCLA/SARA, and the term "disposal" or "disposed" shall have the meanings specified in RCRA/HSWA; provided, in the event either CERCLA/SARA or RCRA/HSWA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent that the laws of any State or Tribunal establish a meaning for "release," "disposal" or "disposed" which is broader than that specified in CERCLA/SARA, RCRA/HSWA or other Environmental Laws, such broader meaning shall apply); and


  (d) To the best of Borrower's knowledge, there are no PCB's or asbestos-containing materials, whether in the nature of thermal insulation products Such as pipe boiler or breech coverings, wraps or blankets or sprayed-on or troweled-on products in, on or upon the Collateral.


   6.6  Purposes.  Borrower is not engaged principally, or as one of its
        --------
important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System)and no part of the proceeds of any borrowing hereunder will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. If requested by the Lender, the Borrower will furnish to the Lender a statement in conformity with the requirements of Federal

Reserve Form U-1, referred to in Regulation U, to the foregoing effect. Neither the Borrower nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the Note to violate any regulation of the Board of Governors of the Federal Reserve System (including Regulations G, T, U and X) or to violate any Securities Laws, state or federal, in each case as in effect now or as the same may hereafter be in effect.



     6.7  Compliance with Applicable Laws.  In all reasonable and in all
          -------------------------------
material respects, the Borrower is in compliance with all Laws, ordinances, rules, regulations and other legal requirements applicable to it and the businesses conducted thereby, the violation of which could or would have a material adverse effect on its business condition, financial or otherwise.



     6.8  Possession of Franchises, Licenses.  Borrower possesses all
          ----------------------------------
franchises, certificates, licenses, permits, registrations, approvals and other authorizations from governmental political subdivisions or regulatory authorities, free from burdensome restrictions, that are necessary in any material respect for the ownership, maintenance and operation of its properties and assets, and Borrower is not in violation of any thereof in any material respect.



     6.9  Leases.  To the best of Borrower's knowledge, Borrower enjoys peaceful
          ------
and undisturbed possession of all leases to which it is a party.


     6.10 Taxes.  Borrower and Guarantor has filed all federal, state and other
          -----
income tax returns which are required to be filed and have paid all Taxes, as shown on said returns, and all Taxes due or payable without returns and all assessments received to the extent that such Taxes or assessments have become due. All Tax liabilities of the Borrower are adequately provided for on the books of the Borrower, including any interest or penalties. No income tax liability of a material nature has been asserted by taxing authorities for Taxes in excess of those already paid.


     6.11  Disclosure.  Neither this Agreement nor any other Loan Paper or
           ----------
writing furnished to the Lender by or on behalf of the Borrower and Guarantor in connection herewith contains any untrue statement of a material fact nor do such Loan Papers and writings, taken as a whole, omit to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact known to Borrower and not reflected in the financial statements provided to the Lender which adversely affects its assets or in the future may materially adversely affect the business, property, or assets, or financial condition of Borrower which has not been set forth in this Agreement, in the Loan Papers or in other documents furnished to the Lender by or on behalf of the Borrower prior to the date hereof in connection with the transactions contemplated hereby.



     6.12  ERISA.  Since the effective date of Title IV of ERISA, no Reportable
           -----
Event has occurred with respect to any Plan. For the purposes of this section the term

"Reportable Event" shall mean an event described in Section 4043(b) of ERISA. For the purposes hereof the term "Plan" shall mean any plan subject to Title IV of ERISA and maintained for employees of Borrower, or of any member of a controlled group of corporations, as the term "controlled group of corporations" is defined in Section 1563 of the Internal Revenue Code of 1986, as amended (the "Code"), of which Borrower is a part. Each Plan established or maintained by Borrower is in material compliance with the applicable provisions of ERISA, and the Borrower has filed all reports required by ERISA and the Code to be filed with respect to each Plan. Borrower has met all requirements with respect to funding Plans imposed by ERISA or the Code. Since the effective date of Title IV of ERISA, there have not been any nor are there now existing any events or conditions that would permit any Plan to be terminated under circumstances which would cause the Lien provided under Section 4068 of ERISA to attach to the assets of Borrower. The value of each Plan's benefits guaranteed under Title IV of ERISA on the date hereof does not exceed the value of such Plan's assets allocable to such benefits on the date hereof.



     6.13  Ownership of Collateral.   The Borrower hereby represents, warrants
           -----------------------
and covenants that as of the date of this Agreement the Borrower owns legal and equitable title to the Collateral, subject to existing Liens which have been disclosed in writing to Lender as of the date of this Loan Agreement.



     6.14  Dividends. Outside of the ordinary course of its business, neither
           ---------
the Borrower nor Guarantor will not declare, pay or become obligated to declare or pay any cash or Polyphase stock dividend on any class of its capital stock now or hereafter outstanding, make any distribution of cash or property to holders of any shares of such stock, or redeem, retire, purchase or otherwise acquire, directly or indirectly, any shares of any class of its capital stock now or hereafter outstanding.


                                 ARTICLE VII
                                 -----------

                              EVENTS OF DEFAULT
                              ------------------


     7.1     Events of Default.  If any one or more of the following events
             -----------------
(herein called "Events of Default") shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of Law or otherwise):



     (a) The Borrower shall fail to make any scheduled monthly payment on the Note on the due date thereof, or fail to pay the Note after the same shall become due and payable (whether by extension, renewal, acceleration, maturity or otherwise); provided, however, prior to declaring a Default under this Section 7.1(a), Lender shall give Borrower five (5) days prior written notice of payment default, unless one (1) such payment default notice has been given by the Lender hereunder to Borrower during the term of the Note, in which event no prior notice to Lender's election to declare a Default is necessary; or

     (b) Any representation or warranty of the Borrower made herein or in any writing furnished in connection with or pursuant to any of the Loan Papers shall have been false or misleading in any material respect on the date when made; or


     (c) Borrower shall fail to duly observe, perform or comply with any covenant, agreement or term contained in this Agreement or any of the Loan Papers; or


     (d) Borrower shall default in the payment of principal or of interest on any other obligation for money borrowed or received as an advance (or any obligation under any conditional sale or other title retention agreement, or any obligation issued or assumed as full or partial payment for property whether or not secured by purchase money Lien, or any obligation under notes payable or drafts accepted representing extensions of credit) beyond any grace period provided with respect thereto, or shall default in the performance of any other agreement, term or condition contained in any agreement under which such obligation is created (or if any other default under any such agreement shall occur and be continuing beyond any period of grace provided with respect thereto) if the effect of such default is to cause, or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause such obligation to become due prior to its date of maturity; or


     (e) Any of the following: (i) Borrower shall be unable to pay its respective debts as they mature, or Borrower shall make an assignment for the benefit of creditors or admit in writing its inability to pay its debts generally as they become due or fail generally to pay its debts as they mature; or (ii) an order, judgment or decree is entered adjudicating Borrower insolvent or an order for relief under the United States bankruptcy Code is entered with respect to Borrower; or (iii) Borrower shall petition or apply to any Tribunal for the appointment of a trustee, receiver, custodian or liquidator of Borrower or of any substantial part of the assets of Borrower or shall commence any proceedings relating to Borrower under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debts, dissolution, or liquidation Law of any jurisdiction, whether now or hereafter in effect; or (iv) any such petition or application shall be filed, or any such proceedings shall be commenced, against Borrower and Borrower by any act shall indicate its approval thereof, consent thereto or acquiescence therein, or an order, judgment or decree shall be entered appointing any such trustee, receiver, custodian or liquidator, or approving the petition in any such proceedings, and such order, judgment or decree shall remain unstayed and in effect for more than fifteen
(15) days; or (vi) Borrower shall fail to make timely payment or deposit of any amount of tax required to be withheld by Borrower and paid to or deposited to or to the credit of the United States of America pursuant to the provisions of the Internal Revenue Code of 1986, as amended, in respect of any and all wages and salaries paid to employees of Borrower; or



     (f) Any final judgment on the merits for the payment of money in an amount in excess of $25,000 shall be outstanding against Borrower, and such judgment shall remain unstayed and in effect and unpaid for more than fifteen
(15) days; or

     (g) Any Reportable Event described in Section 6.12 hereof which the Lender determines might constitute grounds for the termination of a Plan therein described or for the appointment by the appropriate United States District Court of a trustee to administer any such Plan shall have occurred and be continuing fifteen (15) days after written notice to such effect shall have been given to Borrower by the Lender, or any such Plan shall be terminated, or a trustee shall be appointed by an appropriate United States District Court to administer any such Plan or the Pension Benefit Guaranty Corporation shall institute proceedings to terminate any such Plan or to appoint a trustee to administer any such Plan; or



     (h) Any default or event of default under any of the other Loan Papers, including (without limitation) the Security Instruments; or



     (i) Any representation or warranty of Borrower contained in this Agreement or any of the Loan Papers is or becomes untrue.



     7.2  Remedies.  Upon the occurrence of any Event of Default referred to in
          --------
Sections 7.1(a), or 7.1(b) hereof, the Indebtedness shall immediately and automatically be due and payable without notice of any kind. Upon the occurrence of any other Event of Default, the Lender will not as a result of such Event of Default accelerate the Indebtedness or exercise its rights pursuant to the terms of the Loan Papers, unless such Event of Default is not cured to the satisfaction of Lender within twenty (20) days after Lender provides Borrower with written notice that such Event of Default exists. Thereafter, without prejudice to any right or remedy of the Lender under this Agreement or the Loan Papers or Applicable Law or any other instrument or document delivered in connection herewith, the Lender may declare the Loan terminated and declare the Note and the other Indebtedness, or any part thereof, to be forthwith due and payable, whereupon the Note and the other Indebtedness, or such portion as is designated by the Lender shall forthwith become due and payable, without presentment, demand, notice or protest of any kind, all of which are hereby expressly waived by the Borrower. No delay or omission on the part of the Lender in exercising any power or right hereunder or under the Note, the Loan Papers or under Applicable Law shall impair such right or power or be construed to be a waiver of any default or any acquiescence therein, nor shall any single or partial exercise by the Lender of any such power or right preclude other or further exercise thereof or the exercise of any other such power or right by the Lender. In the event that all or part of the Indebtedness becomes or is declared to be forthwith due and payable as herein provided, the Lender shall have the right to set off the amount of all the Indebtedness of the Borrower owing to the Lender against, and shall have a Lien upon and security interest in, all property of the Borrower in the Lender's possession at or subsequent to such default, regardless of the capacity in which the Lender possesses such property, including but not limited to any balance or share of any deposit, demand, collection or agency account. At any time after the occurrence of any Event of Default, the Lender may, at its option, cause an audit of any and/or all of the books, records and documents of the Borrower to be made by auditors satisfactory to the Lender at the expense of the Borrower. The Lender also shall have, and may exercise, each and every right and remedy granted to it for default under the terms of the other Loan Papers.



                                 ARTICLE VIII
                                 ------------
                                 MISCELLANEOUS
                                 -------------

     8.  Notices.  Unless otherwise provided herein, all notices, requests,
         -------
consents and demands shall be in writing and shall be either hand-delivered (by courier or otherwise), forwarded by facsimile or mailed by certified mail, postage prepaid, to the respective addresses specified below, or, as to any party, to such other address as may be designated by it in written notice to the other parties:


If to the Borrower, to:


     Dallas Parkway Properties, Incorporated
     16885 Dallas Parkway, 4th Floor
     Dallas, Texas 75248
     Attention: Don McMillen
     Facsimile Number (972) 732-6430


If to the Lender, to:


     National Operating, L.P.
     10670 N. Central Expressway, Suite 600
     Dallas, Texas 75231
     Attention: Robert Waldman
     Facsimile Number (214)750-0779


All notices, requests, consents and demands hereunder will be effective when hand-delivered by the Lender to the applicable notice address of the Borrower or when mailed by certified mail, postage prepaid, addressed as aforesaid by either party hereto.


     8.2  Place of Payment.  All sums payable hereunder shall be paid in
          ----------------
immediately available funds to the Lender, at the offices of its agent at 10670
N. Central Expressway, Suite 600, Dallas, Texas 75231, or at such other place as the Lender shall notify the Borrower in writing. If any interest, principal or other payment falls due on a date other than a Business Day, then (unless otherwise provided herein) such due date shall be extended to the next succeeding Business Day, and such extension of time will in such case be included in computing interest, if any, in connection with such payment.



     8.3  Survival of Agreements.   All covenants, agreements, representations
          ----------------------
and warranties made herein shall survive the execution and the delivery of Loan Papers. All statements contained in any certificate or other instrument delivered by the Borrower hereunder shall be deemed to constitute representations and warranties by the Borrower.



     8.4    Parties in Interest.  All covenants, agreements and obligations
            -------------------
contained in this Agreement shall bind and inure to the benefit of the respective successors and assigns of the parties hereto, except that the Borrower may not assign its rights or obligations hereunder without the prior written consent of the Lender.



     8.5  Governing Law.  This Agreement and the Note shall be deemed to have
          -------------
been made or incurred under the laws of the State of Texas and shall be construed and enforced in accordance with and governed by the laws of Texas, except to the extent that federal laws may apply.



     8.6  VENUE: SERVICE OF PROCESS.  BORROWER, FOR ITSELF, ITS SUCCESSORS AND
          -------------------------
ASSIGNS, HEREBY (A) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE OF TEXAS AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THE LOAN PAPERS AND THE INDEBTEDNESS BY SERVICE OF PROCESS AS PROVIDED BY TEXAS LAW, (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THE LOAN PAPERS AND THE INDEBTEDNESS BROUGHT IN DISTRICT COURTS OF DALLAS COUNTY, TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION, (C) IRREVOCABLY WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (D) IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH LITIGATION BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, RETURN- RECEIPT REQUESTED, POSTAGE PRE, PAID, TO SUCH BORROWER AT ITS ADDRESS SET FORTH HEREIN, AND (E) IRREVOCABLY AGREES THAT ANY LEGAL PROCEEDING AGAINST LENDER ARISING OUT OF OR IN CONNECTION WITH THE LOAN PAPERS OR THE INDEBTEDNESS SHALL BE BROUGHT IN THE DISTRICT COURTS OF DALLAS COUNTY, TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION, NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY APPLICABLE LAW.



     8.7  Maximum Interest Rate.  Any provision herein, or in any document
          ---------------------
securing this Loan Agreement, or in any other document executed or delivered in connection herewith, or in any other agreement or commitment, whether written or oral, express or implied, to the contrary notwithstanding, neither Lender nor any holder of this Loan Agreement shall ever be entitled to receive or collect, nor may amounts received hereunder be credited, in such a manner that Lender or any holder hereof would be paid, as interest, a sum greater than the maximum amount permitted by applicable law to be charged to the person, partnership, firm or corporation primarily obligated to pay the Indebtedness at the time in question (hereinafter called the "Maximum Rate"). If any construction of this Loan Agreement or any document securing the Indebtedness, or any and all other papers, agreements or commitments, shall indicate a different right given to Lender or any holder thereof to ask for, demand or receive any larger sum as interest, such is a mistake in calculation or wording which this clause shall override and control, it being the intention of the parties that this Loan Agreement, and all other instruments securing the payment of the Indebtedness or executed or delivered in connection herewith, shall in all things comply with applicable law and that proper adjustments shall automatically be made accordingly. If Lender or any holder hereof ever receives, collects or applies as interest any sum in excess of the Maximum Rate, such excess amount shall be applied to the reduction of the unpaid principal balance of the Indebtedness, and if the Indebtedness is paid in full, any remaining excess shall be paid to Borrower. In determining whether the interest paid or payable, under any specific contingency or other consideration, exceeds the Maximum Rate, Borrower and Lender or any holder of this Indebtedness shall, to the maximum extent permitted under applicable law, characterize any nonprincipal payment as an expense or fee rather than as interest, exclude voluntary prepayments and the effects thereof, and "allocate and spread" the total amount of interest throughout the entire term of the Indebtedness so that the interest rate is uniform throughout the entire term of this Indebtedness; provided, that if the Indebtedness is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence thereof exceeds the interest permitted at the Maximum Rate, Lender or any holder hereof shall refund to Borrower the amount of such excess including other consideration, or credit the amount of such excess or other consideration against the ,aggregate unpaid principal balance of all advances made by Lender or any holder hereof under this Loan Agreement at the time in question.



     8.8  No Waiver; Cumulative Remedies.  No failure to exercise, and no delay
          ------------------------------
in exercising, on the part of the Lender, any right, power or privilege hereunder or under any other Loan Paper or applicable Law shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege of the Lender. The rights and remedies herein provided are cumulative and not exclusive of any other rights or remedies provided by ally other instrument or by law. No amendment, modification or waiver of any provision of this Agreement or any other Loan Paper shall be effective unless the same shall be in writing and signed by the Lender. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.



     8.9  Costs.  The Borrower agrees to pay to the Lender on demand all costs,
          -----
fees and expenses incurred or accrued by the Lender in connection with the preparation, execution, closing, delivery, filing, recording and administration of this Agreement, the Note, the Security Instruments and the other Loan Papers, or any amendment, waiver, consent, modification, renewal or extension thereto or thereof, or any enforcement thereof In any action to enforce or construe the provisions of this Agreement or any of the Loan Papers, the prevailing party shall be entitled to recover its reasonable attorneys' fees and all costs and expenses related thereto.


     8.10  Entirety and Amendments.   THIS AGREEMENT REPRESENTS THE FINAL
           -----------------------
AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. This Agreement embodies the entire agreement between the Borrower and Lender and supersedes all prior proposals, agreements and understandings relating to the subject matter hereof. Borrower certifies that it is relying on no representation, warranty, covenant or agreement except for those set forth herein and the other Loan Papers of even date herewith. This Agreement may be amended, or the provisions hereof waived, only by an instrument in writing executed jointly by an authorized officer of Borrower and Lender, and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.


     8.11  Headings.  The article and section headings of this Agreement are for
           --------
convenience of reference only and shall not constitute a part of the text hereof nor alter or otherwise affect the meaning hereof.


     8.12  Severability.  The unenforceability or invalidity as determined by a
           ------------
Tribunal of competent jurisdiction, of any provision or provisions of this Agreement shall not render unenforceable or invalid any other provision or provisions hereof.


     8.13  Exceptions to Covenants.  The Borrower shall not be deemed to be
           -----------------------
permitted to take any action or fail to take any action which is permitted as an exception to any of the covenants contained herein or which is within the permissible limits of any of the covenants contained herein if Such action or omission would result in the breach of any other covenant contained herein.


     8.14   Counterparts.  This Agreement may be executed in any number of
            ------------
counterparts, all of which taken together shall constitute one and the same instrument.


     8.15  Waivers.  No course of dealing nor any failure or delay by Lender or
           -------
its officers, directors, employees, agents, representatives, or attorneys with respect to exercising any Right of Lender hereunder shall operate as a waiver thereof.


     8.16  Incorporation of Exhibits/Schedules.  The Exhibits annexed to this
           -----------------------------------
Agreement are incorporated herein and shall be considered a part of this Agreement for all purposes.


     8.17  Further Cooperation.  After the Closing Date, Borrower shall execute
           -------------------
and deliver or cause to be executed and delivered, from time to time, such further instruments and shall take such other actions as Lender may reasonably request to perfect and or continue Lender's security interests in the Collateral and to accomplish fully the terms and intent of this Agreement.



     8.18  WAIVER OF JURY.  BORROWER FULLY, VOLUNTARILY AND EXPRESSLY WAIVES ANY
           --------------
RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, THE NOTE, THE DEED OF TRUST, OTHER SECURITY INSTRUMENTS OR LOAN PAPERS OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED (OR WHICH MAY IN THE FUTURE BE DELIVERED) IN CONNECTION HEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT. BORROWER AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. BORROWER ACKNOWLEDGES THAT THIS WAIVER IS CONSPICUOUS.



     8.19  DTPA WAIVER.   TO THE EXTENT APPLICABLE TO THE TRANSACTION
           -----------
CONTEMPLATED IN THIS AGREEMENT OR IN THE LOAN PAPERS OR ANY PORTION THEREOF, BORROWER WAIVES TO THE MAXIMUM EXTENT PERMITTED BY LAW THE PROVISIONS OF THE TEXAS DECEPTIVE TRADE PRACTICES ACT, CHAPTER XVII, SUBCHAPTER B, SECTION 17.41 THROUGH 17.63 INCLUSIVE, TEXAS BUSINESS AND COMMERCE CODE. IN CONNECTION WITH SUCH WAIVER, BORROWER HEREBY REPRESENTS AND WARRANTS TO LENDER THAT (A) BORROWER HAS ASSETS OF FIVE MILLION AND NO/100 DOLLARS ($5,000,000) OR MORE ACCORDING TO ITS MOST RECENT FINANCIAL STATEMENT, (B) HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTION CONTEMPLATED HEREBY, (C) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION WITH LENDER, AND (D) IS NOT A "CONSUMER" PURSUANT TO THE TERMS OF THE TEXAS DECEPTIVE TRADE PRACTICES ACT. BORROWER ACKNOWLEDGES THAT THIS WAIVER IS CONSPICUOUS.



     8.20  Brokerage Commission.   Borrower will pay a brokerage commission to
           --------------------
Stockbridge Corporation pursuant to separate agreement. Borrower indemnifies and holds Lender harmless for any other claim for commission or fee in connection with this transaction.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Dallas, Texas, effective as of the day and year first above written.


BORROWER:
--------

DALLAS PARKWAY PROPERTIES, INCORPORATED, a Texas corporation

By:
   ----------------------------------
Name: Don E. McMillen
Its: President

LENDER:
------

NATIONAL OPERATING, L.P.,
a Delaware limited partnership

By:   Syntek Asset Management, L.P.,
      a Delaware Limited Partnership,
      General Partner


      By:  Syntek Asset Management, Inc.
           a Texas Corporation,
           General Partner



          By:
             --------------------------------
               Randall M. Paulson
               President

                                 EXHIBIT A
                                 ---------
                                 LITIGATION
                                 ----------

                                 EXHIBIT "B"
                                 -----------



                       LIST OF DEFAULTS UNDER AGREEMENTS